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                                                                  EXHBIT99(h)(4)


                              GOLDMAN, SACHS & CO.

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                     --------------------------------------
                                  on behalf of
                     Goldman Sachs Internet Tollkeeper Fund


GENERAL
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Fees are based on an annual per shareholder account charge, transaction related expenses, and out-of-pocket expenses (including those out-of-pocket expenses payable to servicing agents).

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Per Portfolio Charge                                     $1,000 per month
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Annual Fee Per Shareholder Account                       $7.50
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OTHER FEES*
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Manually Entered Share and Maintenance Transactions      $1.00 each
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Telephone Calls                                          $1.00 each
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Manually Entered Trades                                  $5.00 each
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Correspondence                                           $1.00 each
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New Account Set-Up Charge                                $4.00 per new account
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*  Fees accrue to transfer agent or servicing agent based upon which party performed the services.


Goldman, Sachs & Co.                     Goldman Sachs Variable Insurance Trust
                                                      On behalf of
                                         Goldman Sachs Internet Tollkeeper Fund


                                         By:  [signature illegible]
                                             -----------------------------------
By: [signature illegible]                        (Authorized Officer)
   -------------------------
     (Authorized Officer)
                                         Date: 2-3-00
                                               ---------------------
Date: 2-11-00
      ---------------------